Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Darren R. Jackson, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended April 25, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	June 2, 2015	By:	/s/ Darren R. Jackson
Name: Darren R. Jackson Title: Chief Executive Officer and Director

I, Michael A. Norona, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Quarterly Report on Form 10-Q of Advance Auto Parts, Inc. for the quarterly period ended April 25, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Advance Auto Parts, Inc. The foregoing certification is being furnished to the Securities and Exchange Commission as part of the accompanying report on Form 10-Q. A signed original of this statement has been provided to Advance Auto Parts, Inc. and will be retained by Advance Auto Parts, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date:	June 2, 2015	By:	/s/ Michael A. Norona
Name: Michael A. Norona Title: Executive Vice President and Chief Financial Officer